Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure	The Compensation Committee has not granted, nor does it intend to grant, equity awards in anticipation of the release of material, nonpublic information. Similarly, The Compensation Committee has not timed, nor does it intend to time, the release of material, nonpublic information based on equity award grant dates.
Award Timing MNPI Considered	true
Award Timing, How MNPI Considered	The Compensation Committee has not granted, nor does it intend to grant, equity awards in anticipation of the release of material, nonpublic information. Similarly, The Compensation Committee has not timed, nor does it intend to time, the release of material, nonpublic information based on equity award grant dates.
MNPI Disclosure Timed for Compensation Value	false